October 18, 2023 Air T, Inc. Air T Funding 11020 David Taylor Drive, Suite 305 Charlotte, NC 28262 Dear Ladies and Gentlemen: We have acted as counsel to Air T, Inc., a Delaware corporation (the “Company”) and Air T Funding, a Delaware trust sponsored by the Company (the “Issuer Trust”), in connection with the filing of a Registration Statement on Form S-3 (the “Registration Statement”) by the Company and the Issuer Trust with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”). The Company and the Issuer Trust have provided us with a prospectus (the “Prospectus”), which forms part of the Registration Statement. The Prospectus provides that it will be supplemented in the future by one or more prospectus supplements (each, a “Prospectus Supplement”), and the Company and the Issuer Trust have provided us a Prospectus Supplement filed October 18, 2023 with respect to the sale of up to $6,450,000 Alpha Income Trust Preferred Securities, par value $25.00 of the Issuer Trust (the “Additional Capital Securities”). Capitalized terms not otherwise defined in this opinion letter have the meanings ascribed in the Registration Statement and the Prospectus Supplement. The Additional Capital Securities are to be issued and to be sold from time to time as set forth in the Prospectus Supplement and any amendment or supplements thereto. We have relied upon an officer’s certificate as to corporate action heretofore taken with respect to the Additional Capital Securities and understand that the Registration Statement has been declared effective under the Act by order of the Commission. Based on the foregoing, we are of the opinion that when the Additional Capital Securities have been issued and sold upon the terms and conditions set forth in the Registration Statement and the applicable Prospectus Supplement, then (a) any such Additional Capital Securities will be validly authorized and issued and binding obligations of the Issuer Trust, and (b) any such shares of Additional Capital Securities will be legally issued, fully paid and non-assessable. In rendering this opinion, we are not expressing an opinion as to the laws of any jurisdiction other than the State of Delaware, and we assume no responsibility as to the applicability of the laws of any other jurisdiction to the subject matter hereof or to the effects of such laws thereon.

Air T, Inc. Air T Funding October 18, 2023 Page 2 In addition to any other assumptions, comments, qualifications, limitations and exceptions set forth above, the opinions set forth herein are further limited by, subject to and based upon the following: a. Our opinions herein reflect only the application of applicable laws of the State of Delaware that, in our experience, are normally applicable to transactions of the type contemplated by the Registration Statement. The opinions set forth herein are made as of the date hereof and are subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, which laws are subject to change with possible retroactive effect, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinions, we have not considered, and hereby disclaim any opinion as to, the application or impact of any laws, cases, decisions, rules or regulations of any other jurisdiction, court or administrative agency. b. Our opinions set forth above are subject to and may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium, receivership, rearrangement, liquidation, conservatorship and other similar laws or equitable principles affecting or related to the rights and remedies of creditors generally, including, without limitation, laws relating to fraudulent conveyances, preferences and equitable subordination; (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law); (iii) public policy considerations which may limit the rights of parties to obtain remedies; (iv) an implied covenant of good faith and fair dealing; and (v) the availability of equitable remedies, including, without limitation, specific performance or injunctive relief. c. Our opinions are further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees. d. We express no opinion as to the enforceability of any rights to indemnification or contribution provided for in any indentures or other agreements which are violative of public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or the legality of such rights.

Air T, Inc. Air T Funding October 18, 2023 Page 3 e. We express no opinion as to the enforceability of any provision in any indentures, guarantee agreements or other agreements purporting or attempting to (i) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue; (ii) confer subject matter jurisdiction on a court not having independent grounds therefor; (iii) modify or waive the requirements for effective service of process for any action that may be brought; (iv) waive the right of the Company, the Trust or any other person to a trial by jury; (v) provide that decisions by a party are conclusive; or (vi) modify or waive the rights to claims, notice, legal defenses, rights granted by law, subrogation, opportunity for hearing, evidentiary requirements, statutes of limitations, other procedural rights or other benefits that cannot be waived under applicable law. f. We express no opinion as to the enforceability of (i) consents to, or restrictions upon, judicial relief; (ii) waivers of rights or defenses with respect to stay, extension or usury laws; (iii) waivers of broadly or vaguely stated rights; (iv) provisions for exclusivity, election or cumulation of rights or remedies; (v) provisions authorizing or validating conclusive or discretionary determinations; (vi) grants of setoff rights; (vii) proxies, powers and trusts; (viii) restrictions upon non-written modifications and waivers; (ix) provisions prohibiting, restricting, or requiring consent to assignment or transfer of any right or property; or (x) provisions for liquidated damages, default interest, late charges, monetary penalties, make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty. g. In addition, we express no opinion with respect to (i) whether any acceleration of the Additional Capital Securities may affect the collectability of that portion of the stated principal amount thereof that might be determined to constitute unearned interest thereon; (ii) compliance with laws relating to permissible rates of interest; or (iii) the creation, validity, perfection or priority of any security interest or lien. h. You have informed us that you intend to issue the Additional Capital Securities from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof. We understand that prior to issuing any Additional Capital Securities you will afford us an opportunity to review the operative documents pursuant to which such Additional Capital Securities are to be issued (including the applicable prospectus supplement) and will file such supplement or amendment to this opinion (if any) as we may reasonably consider necessary or appropriate by reason of the terms of such Additional Capital Securities. This opinion is rendered to you and for your benefit solely in connection with the registration of the securities. This opinion may not be relied on by you for any other purpose and may not be relied upon by, nor may copies thereof be provided to, any other person, firm, corporation or entity for any purposes whatsoever without our prior written consent. We hereby consent to be named in the Registration Statement and in each of the Prospectuses as attorneys who passed upon the legality of the Securities and to the filing of a copy of this opinion as an exhibit to the Registration

Air T, Inc. Air T Funding October 18, 2023 Page 4 Statement. By giving such consent, we do not hereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission. This opinion should not be quoted in whole or in part without the prior written consent of this firm, nor is this opinion letter to be filed with or furnished to any other governmental agency or other person, except as otherwise required by law. Sincerely, WINTHROP & WEINSTINE, P.A. /s/ Winthrop & Weinstine, P.A. 27394232v2